Exhibit 99.2 Resegmentation Summary December 2023

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the federal securities laws with respect to the impact of recent structural changes on our ability to execute our strategy and optimize operational and commercial functions, and the expected benefits of the new reporting structure, including with respect to providing insight into value-driving factors and facilitating discussions with the investment community. The statements in this presentation that are not historical statements, are forward-looking statements. These forward-looking statements can generally be identified by phrases such as we or our management expects, future, intends, will, outlook or other similar words or phrases, as well as by discussions of strategy, plans, or intentions. Our forward-looking statements are based on management’s expectations and beliefs as of the date of this presentation. Although we believe that our expectations are reasonable, we can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, new information or circumstances or any other changes. Important factors that could cause actual results to differ materially from our expectations include those described in our filings with the Securities and Exchange Commission, including, but not limited to, in Part I, Item 1A, Risk Factors of our annual report on Form 10-K for the fiscal year ended August 31, 2023 and Part II, Item 1A, “Risk Factors” of our most recent quarterly report on 10-Q, as well as the following: changes in economic conditions which affect demand for our products or construction activity generally, and the impact of such changes on the highly cyclical steel industry; rapid and significant changes in the price of metals, potentially impairing our inventory values due to declines in commodity prices or reducing the profitability of our downstream contracts due to rising commodity pricing; excess capacity in our industry, particularly in China, and product availability from competing steel mills and other steel suppliers including import quantities and pricing; the impact of the Russian invasion of Ukraine on the global economy, inflation, energy supplies and raw materials; increased attention to environmental, social and governance (“ESG”) matters, including any targets or other ESG or environmental justice initiatives; operating and commissioning risks, as well as market risks associated with the commissioning of new projects could prevent us from realizing anticipated benefits and could result in a loss of all or a substantial part of our investments; impacts from global health crises on the economy, demand for our products, global supply chain and on our operations; compliance with and changes in existing and future laws, regulations and other legal requirements and judicial decisions that govern our business, including increased environmental regulations associated with climate change and greenhouse gas emissions; involvement in various environmental matters that may result in fines, penalties or judgments; evolving remediation technology, changing regulations, possible third-party contributions, the inherent uncertainties of the estimation process and other factors that may impact amounts accrued for environmental liabilities; potential limitations in our or our customers' abilities to access credit and non- compliance of their contractual obligations, including payment obligations; activity in repurchasing shares of our common stock under our share repurchase program; financial and non- financial covenants and restrictions on the operation of our business contained in agreements governing our debt; our ability to successfully identify, consummate and integrate acquisitions and realize any or all of the anticipated synergies or other benefits of acquisitions; the effects that acquisitions may have on our financial leverage; risks associated with acquisitions generally, such as the inability to obtain, or delays in obtaining, required approvals under applicable antitrust legislation and other regulatory and third party consents and approvals; lower than expected future levels of revenues and higher than expected future costs; failure or inability to implement growth strategies in a timely manner; impact of goodwill or other indefinite lived intangible asset impairment charges; impact of long-lived asset impairment charges; currency fluctuations; global factors, such as trade measures, military conflicts and political uncertainties, including changes to current trade regulations, such as Section 232 trade tariffs and quotas, tax legislation and other regulations which might adversely impact our business; availability and pricing of electricity, electrodes and natural gas for mill operations; ability to hire and retain key executives and other employees; our ability to successfully execute leadership transitions; competition from other materials or from competitors that have a lower cost structure or access to greater financial resources; information technology interruptions and breaches in security; ability to make necessary capital expenditures; availability and pricing of raw materials and other items over which we exert little influence, including scrap metal, energy and insurance; unexpected equipment failures; losses or limited potential gains due to hedging transactions; litigation claims and settlements, court decisions, regulatory rulings and legal compliance risks; risk of injury or death to employees, customers or other visitors to our operations; and civil unrest, protests and riots. Resegmentation Summary 2

Topics Summary of Reporting Changes Rationale for Changes Businesses in Realigned Segments

Summary of Reporting Changes Ø Realigned reporting structure from two reportable segments to three Ø Three reportable segments: North America Steel Group, Europe Steel Group, and Emerging Businesses Group • Corporate and Eliminations will continue to be reported separately from segments Ø North America Steel Group is primarily composed of all recycling, steel mill, rebar fabrication, fence post fabrication, and post-tension cable operations that were previously included within the Company’s former North America segment Ø Europe Steel Group is primarily composed of all recycling, steel mill, and steel fabrication operations that were previously included within the Company’s former Europe segment ® ® Ø Emerging Businesses Group is composed of all Tensar geogrid and Geopier , CMC Construction Services™, Performance Reinforcing Steel, CMC Anchoring Systems, and CMC Impact Metals™ operations • Largely carved out of CMC’s former North America segment and includes businesses that offer solutions that are complementary to the Company’s traditional steel products Ø This change has no impact on CMC’s previously reported consolidated financial statements Recast segment financial information and other resources are posted within the Investor Toolkit on CMC’s Investor Relations website (https://www.cmc.com/en-us/investors) Resegmentation Summary 4

Rationale for Changes Ø CMC’s new segment reporting structure corresponds directly to recent structural changes made within the organization that were intended to facilitate execution of the Company’s strategy and support optimization of operational and commercial functions Ø The decision was made to realign CMC’s operating segment structure in order to reflect: i. The evolution of the Company’s solutions offerings outside of traditional steel products ii. The growing importance of non-steel solutions to CMC’s financial results and future outlook iii. CMC’s chief operating decision maker’s approach to performance assessment, strategic decision- making, and the allocation of capital resources The new segment reporting structure is expected to provide enhanced insights into factors that drive value creation for CMC, as well as support discussions with the investment community regarding strategy, future growth plans, and capital allocation. Resegmentation Summary 5

Businesses in Realigned Segments

North America Steel Group

Steel vertical value chain

- Metals recycling
- Steel mills
- Rebar fabrication
- Fence post fabrication
- Post-tension cable

Businesses carved out of former North America segment

- Tensar Geogrids
- GEOPIER
- CMC Construction Services
- CMC Impact Metals
- CMC Anchoring Systems
- Performance Reinforcing Steel

Emerging Businesses Group

Engineered solutions and custom services

- Soil stabilization
- Construction and contractor services
- High-performance heat treating
- Reinforcement anchoring systems
- High-performance reinforcement solutions

Businesses carved out of former Europe segment

- Tensar Geogrids

Europe Steel Group

Steel vertical value chain

- Metals recycling
- Steel mill
- Rebar fabrication
- Wire mesh fabrication

FY 2023 Recast ($ millions)

	North America Steel Group	Emerging Businesses Group	Europe Steel Group
Net Sales	$6,704	$722	$1,329
Adj EBITDA	1,328	139	48
Adj EBITDA Mgn	19.8%	19.3%	3.6%

CMC

Resegmentation Summary 6

CMC.COM